UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-08683

TANAKA Funds, Inc.

 (Exact name of registrant as specified in charter)

369 Lexington Avenue, 20th Floor, New York, NY 10017

 (Address of principal executive offices)             (Zip code)

Greg Getts

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights Ohio 44147

(Name and address of agent for service)

Registrant's telephone number, including area code:  877-482-6252

Date of fiscal year end:   November 30

Date of reporting period:  November 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant  is required to disclose the  information  specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget ("OMB")  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. S 3507.

Item 1.  Reports to Stockholders.

TANAKA GROWTH FUND

ANNUAL REPORT

November 30, 2017

Fund Advisor:

Tanaka Capital Management, Inc.

369 Lexington Avenue

New York, NY 10017

Toll Free (877) 4TANAKA

TANAKA GROWTH FUND

LETTER TO SHAREHOLDERS

November 30, 2017 (UNAUDITED)

Review of 11/30/17 Fiscal Year

Dear Fellow Shareholder,                                                                               January 2018

For the Fund’s fiscal 4th Quarter ending 11/30/17, the Fund was up 1.7% versus total returns of 7.7%, 8.6%, and 6.9% for the S&P 500, Russell 3000 Growth Index, and the NASDAQ composite. For the fiscal year ending 11/30/17, the Fund was up 10.4% vs. total returns of 22.9%, 30.3%, and 29.1% for the S&P 500, Russell 3000 Growth, and the NASDAQ composite.  For the calendar year ending 12/31/17, the Fund was up 7.3% versus total returns of 21.8%, 29.6%, and 28.2% for the S&P 500, Russell 3000 Growth Index and the NASDAQ composite.

In fiscal 2017, the economy performed in line with our expectations, however, our portfolio performance lagged as we were under-weighted in certain high P/E Social Media/Internet stocks, Banks and Energy stocks and over-weighted in Biotech.  We have recently made adjustments, having reduced Biotechs and increased Technology which has been our core strength over the years.

In 2017, US equities saw steady gains driven by strong corporate earnings growth, moderate economic growth, continued low inflation, accommodative monetary policy, and optimism over lower tax rates.  Our portfolio benefited from gains in our Semiconductor and other Technology stocks.  The portfolio also benefited from holdings in Financials, Materials, Autos, Industrials and some Biotechnology names.  These gains were partly offset by declines in Airlines, Consumer Discretionary and small Biotech stocks.

We are off to a solid start in calendar 2018 with several of our small cap stocks, particularly in our remaining small Biotechs, outperforming their sectors.  We have identified new investment opportunities in Technology, Materials, Financials, Capital Equipment and Consumer Discretionary sectors.

2018 Outlook Positive:  The Hidden Benefits of Corporate Tax Reform

We enter 2018 confident that the economy can grow 2.5% or more with moderate inflation at or below 2.0% and a stock market that can generate high single digit returns in 2018.  Stock market downturns have generally been caused by recessions and the current expansion is now 8 ½ years old with the unemployment rate already down to 4.1%.  So there are legitimate concerns over how much further this economy can grow before the next recession – especially with a Federal Reserve signaling that it will likely remove further stimulus by raising interest rates another 0.75-1.00%.

We believe, however, that the recently passed U.S. tax legislation will provide more stimulus than the 0.25-0.50% addition to real GDP growth projected by many economists.  We believe that many economists and investors are underestimating the beneficial effects of the reduction in the corporate tax rate from 35% to 21% on the

TANAKA GROWTH FUND

LETTER TO SHAREHOLDERS (CONTINUED)

November 30, 2017 (UNAUDITED)

economy and on corporate profits – and have barely factored in the stimulative effects of a reduction in the tax on the repatriation of overseas cash as a direct non-inflationary injection of money supply into the U.S. economy.  In addition, we believe the tax law change to an immediate depreciation for new capital equipment could kick-start what has been a tepid capital spending cycle, providing additional longevity to this expansion perhaps well into 2019.

(1)

So far corporations have estimated a very wide range of the change in their effective tax rates in 2018 from a drop of 13% points to a 2% tax rate rise.  Analysts seem to be hovering around an average 8.5% increase in overall corporate profits due to lower tax rates.  We believe that these estimates are low as both company managements and analysts are giving conservative estimates since there is some uncertainty over deductions and how much companies might increase expenses.  We think that corporate profits might be raised initially by this 8.5%, but eventually could go up by another 2-4% due to initial conservatism and faster than expected revenue growth as we believe many companies will spend some of their tax savings to boost R&D and Marketing to generate more growth.

(2)

The tax on the “repatriation” of profits earned overseas by US companies will be reduced from 35% to 15.5% and is likely to result in an estimated $1.0-1.5 Trillion dollars to be transferred into the US.  We believe this will boost the domestic money supply and stimulate the US economy in the same time period that the Federal Reserve will be removing monetary stimulus, thus reducing the possibility that the Fed might inadvertently cause a recession in the next 12-18 months.

(3)

The reduction of the corporate statutory tax rate to 21% will make returns on capital investments and R&D more attractive, which we believe will provide more incentive and higher rewards for making capital investments as a substitute for increasingly scarce labor in the US.  This substitution of “capital for labor” should boost productivity growth, profit margins and returns on capital – and extend the economic cycle.

(4)

Mergers and acquisitions are likely to increase as we expect many firms to use some of their new-found cash flow to make more acquisitions.  In addition, we expect major increases in capital investments, debt reduction and stock buy backs, all beneficial to stock valuations.

Stock Market P/E Fully Valued but Earnings Could Grow Faster

While groundbreaking U.S. corporate tax legislation gives us greater confidence that the economy and stock market could perform well for another 1-1 ½ years, we are mindful of potential threats.  10-year Treasury bond yields have moved up to 2.66% and a further rise in the entire yield curve would put pressure on stock valuations.  Stocks are already

TANAKA GROWTH FUND

LETTER TO SHAREHOLDERS (CONTINUED)

November 30, 2017 (UNAUDITED)

fairly fully valued, with the S&P 500 at 18.1 times 2018 earnings (using the latest Wall Street earnings estimates that reflect a 19.5% growth in corporate profits including 8.5% from lower tax rates).  We believe that S&P 500 earnings estimates could grow faster, increasing by 21-24% in 2018 due to greater-than-expected benefits from lower tax rates, faster revenue growth from a stronger economy and increased corporate spending on growth initiatives.  However, we are watching to see if: (1) the Federal Reserve will raise short term interest rates too quickly; (2) Congress further expands the federal budget deficit; and (3) there is a rise in geopolitical tensions including trade & tariff disputes.

While we expect most sectors to do well in 2018, we favor Technology, Industrials and Capital Equipment which should benefit from a pickup in capital spending for productivity gains and new products.  We continue to believe that Healthcare in general and Biotech in particular will benefit from surging demand from aging Baby Boomers at the same time that innovative science and bio-technologies are delivering new solutions.  We are pleased that our smaller domestic companies and large Multinationals with overseas cash holdings should benefit disproportionately from corporate tax reform.  We are also encouraged that at this advanced stage of this economic and stock market cycle, we are still able to find companies that we believe are undergoing major improvement not yet appreciated by the investment community.

If you are interested in adding to your Fund investment or enrolling in a monthly automatic investment plan you can call 1-877-4-TANAKA.  You may also send a check written out to the TANAKA Growth Fund to:

The TANAKA Growth Fund

c/o Mutual Shareholder Services

8000 Town Centre, Suite 400

Broadview Heights, OH 44147

Please call or email us if you have any questions.   Thank you for your ongoing support!

Graham Tanaka, CFA

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information. Please read and consider it carefully before investing or sending money. You may obtain a current copy of the Fund's prospectus by calling 1-877-4-TANAKA.

The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-4-TANAKA.

369 Lexington Ave., 20th Floor,  N.Y.,  N.Y. 10017   Fax : (212) 687-2852   (212) 490-3380  E-mail: tanaka@tanaka.com

TANAKA GROWTH FUND

PERFORMANCE ILLUSTRATION

November 30, 2017 (UNAUDITED)

	Q4 Total Return	One Year Total Return	Five Year Average Annual Return	Ten Year Average Annual Return	Total Average Annual Return Since Inception
	8-31-17 to 11-30-17	11-30-16 to 11-30-17	11-30-12 to 11-30-17	11-30-07 to 11-30-17	12-30-98 to 11-30-17
R-Share	1.71%	10.36%	14.09%	3.34%	4.43%
Russell 3000 Growth	8.56%	30.25%	17.02%	9.81%	5.50%
NASDAQ Composite	6.93%	29.12%	17.95%	9.95%	6.25%
S&P 500	7.65%	22.87%	15.73%	8.29%	6.08%

The chart above assumes an initial investment of $10,000 made on December 30, 1998 (commencement of Fund operations) and held through November 30, 2017.  THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month may be obtained by calling 1-877-4TANAKA.

The Fund is a non-diversified fund.  The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  Please read the prospectus carefully before investing as it contains this and other infromation about the Fund.  You may obtain a current copy of the Fund's Prospectus by calling 1-877-4TANAKA.  Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Nasdaq Composite is a stock market index of all the common stocks and similar securities listed on the Nasdaq stock market, meaning that it has over 3,000 components.  It is highly followed in the U.S. as an indicator of the performance of stocks of technology companies and growth companies.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

TANAKA GROWTH FUND

GRAPHICAL ILLUSTRATION

November 30, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Information Technology
34.26%
Materials
7.63%
Cash Equivalent
0.74%
Consumer Discretionary
13.04%
Consumer Staples
3.71%
Financials
6.69%
Health Care
21.09%
Industrials
12.84%

Sectors are based on Bloomberg® classifications.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2017

Shares		Value

COMMON STOCKS - 99.52%

Accident & Health Insurance - 3.68%
6,050	Aflac, Inc.	$ 530,222

Air Transportation, Scheduled - 6.79%
8,467	Alaska Air Group, Inc.	585,662
18,233	JetBlue Airways Corp. *	391,463
		977,125
Beverages - 0.81%
1,000	PepsiCo, Inc.	116,520

Biological Products - 0.02%
113,377	Mymetics Corp. (Switzerland) *	2,834

Cigarettes - 2.92%
2,500	Altria Group, Inc.	169,575
2,435	Philip Morris International, Inc.	250,196
		419,771
Electric Housewares & Fans - 1.87%
3,010	Helen of Troy Ltd. (Bermuda) *	269,094

Electronic Computers - 8.83%
7,397	Apple, Inc.	1,271,174

Industrial Instruments for Measurement, Display, and Control - 5.40%
32,020	Rudolph Technologies, Inc. *	778,086

Industrial Organic Chemicals - 3.17%
125,861	Amyris, Inc. *	456,875

Measuring & Controlling Device - 1.89%
10,826	Nanometrics, Inc. *	272,382

Miscellaneous Metal Ores - 7.61%
2,160	NexGen Energy Ltd. (Canada) *	5,162
449,335	NexGen Energy Ltd. (Canada) * #	1,090,123
		1,095,285
Motor Vehicle Parts & Accessories - 2.91%
2,690	Honeywell International, Inc.	419,532

* Non-income producing securities during the period.

# Total market value for foreign common stock is $1,908,642, representing 13.25% of net assets.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

November 30, 2017

Shares		Value

Motor Vehicles & Passenger Car - 4.13%
1,928	Tesla Motors, Inc. *	$ 595,463

Pharmaceutical Preparations - 21.12%
6,445	BeyondSpring, Inc. *	209,527
98,703	Catalyst Pharmaceuticals Partners, Inc. *	424,423
2,896	Celgene Corp. *	292,004
40,200	Corcept Therapeutics, Inc. *	721,188
18,055	Ionis Pharmaceuticals, Inc. *	1,001,872
23,400	Neurotrope, Inc. *	168,480
214,245	ProMetic Life Sciences, Inc. (Canada) *	224,850
		3,042,344
Plastics, Materials, Synth Resins & Nonvulcan Elastomers - 0.05%
157	AdvanSix, Inc. *	6,759

Radio & TV Broadcasting & Communications Equipment - 1.99%
4,326	Qualcomm, Inc.	286,987

Security Brokers, Dealers & Flotation Companies - 3.03%
7,752	Stifel Financial Corp.	435,972

Semiconductors & Related Devices - 13.55%
232,500	Telit Communications Plc. (United Kingdom) #	471,126
42,060	Tower Semiconductor Ltd. (Israel) *	1,480,933
		1,952,059
Services-Computer Programming, Data Processing, Etc. - 0.27%
220	Facebook, Inc. Class A *	38,980

Specialty Chemicals - 2.41%
1,008,457	Nanoco Group Plc. (United Kingdom) * #	347,393

Telephone & Telegraph Apparatus - 0.00%
127	Nortel Networks Corp. (Canada) *	-

Television Broadcasting Stations - 7.07%
18,150	CBS Corp. Class B	1,017,489

TOTAL FOR COMMON STOCKS (Cost $10,961,090) - 99.52%		14,332,346

* Non-income producing securities during the period.

# Total market value for foreign common stock is $1,908,642, representing 13.25% of net assets.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

November 30, 2017

Shares		Value

SHORT-TERM INVESTMENTS - 0.74%
106,589	Huntington Conservative Deposit Account 0.64% **	$ 106,589
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $106,589) - 0.74%		106,589

TOTAL INVESTMENTS (Cost $11,067,679) - 100.26%		14,438,935

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.26)%		(37,107)

NET ASSETS - 100.00%		$14,401,828

As of November 30, 2017, the diversification of countries was as follows:

Country	Percentage of Net Assets

Bermuda	1.87%
Canada	9.17%
Israel	10.28%
Switzerland	0.02%
United Kingdom	5.68%
United States	73.24%
100.26%

** Variable rate security; the coupon rate shown represents the yield at November 30, 2017.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2017

Assets:
Investments, at Value (Cost $11,067,679)	$ 14,438,935
Receivables:
Dividends and Interest	11,320
Shareholder Subscriptions	541
Prepaid Expenses	5,464
Total Assets	14,456,260
Liabilities:
Due to Advisor	15,333
Directors Fees	15,000
Shareholder Redemptions	1,156
Other Accrued Expenses	22,943
Total Liabilities	54,432
Net Assets	$ 14,401,828

Net Assets Consist of:
Capital Stock	$ 6,379
Paid-In Capital	11,516,241
Undistributed Net Investment Loss	(215,708)
Accumulated Net Realized Loss on Investments	(276,340)
Net Unrealized Appreciation in Value of Investments	3,371,256
Net Assets, for 637,867 Shares Outstanding	$ 14,401,828

Net Asset Value and Offering Price Per Share	$ 22.58

Minimum Redemption Price Per Share ($22.58*0.98) (Note 6)	$ 22.13

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2017

Investment Income:
Dividends	$ 107,287
Money Fund Dividends	564
Total Investment Income	107,851

Expenses:
Advisory	148,484
Transfer Agent	40,767
Printing and Mailing	19,420
Distribution (12b-1) Fees	37,121
Registration	8,691
Legal	18,000
Administrative	14,948
Audit	17,142
Directors' Fees	15,000
Miscellaneous	8,270
Insurance	5,181
Custody	7,534
Total Expenses	340,558

Net Investment Loss	(232,707)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss on Investments and Foreign Currency Transactions	(272,885)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	1,983,391
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:	1,710,506

Net Increase in Net Assets Resulting from Operations	$ 1,477,799

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	11/30/2017	11/30/2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (232,707)	$ (183,675)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(272,885)	306,998
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	1,983,391	(2,359,632)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,477,799	(2,236,309)

Capital Share Transactions (Note 6)	(1,850,486)	(971,502)

Total Decrease	(372,687)	(3,207,811)

Net Assets:
Beginning of Year	14,774,515	17,982,326

End of Year (Including Undistributed Net Investment Loss of $(215,708) and $(173,325), respectively)
	$14,401,828	$ 14,774,515

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	Years Ended
	11/30/2017	11/30/2016	11/30/2015	11/30/2014	11/30/2013

Net Asset Value, at Beginning of Year	$ 20.46	$ 22.92	$ 19.37	$ 17.68	$ 11.68

Income From Investment Operations:
Net Investment Loss *	(0.35)	(0.23)	(0.31)	(0.31)	(0.28)
Net Gain (Loss) on Securities (Realized and Unrealized)	2.47	(2.23)	3.86	2.00	6.28
Total from Investment Operations	2.12	(2.46)	3.55	1.69	6.00

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 22.58	$ 20.46	$ 22.92	$ 19.37	$ 17.68

Total Return **	10.36%	(10.73)%	18.33%	9.56%	51.37%(a)

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 14,402	$ 14,775	$ 17,982	$ 14,503	$ 14,281
Before Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.29%	2.29%	2.20%	2.30%	2.49%
Ratio of Net Investment Loss to Average Net Assets	(1.57)%	(1.13)%	(1.20)%	(1.46)%	(1.83)%
After Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.29%	2.31%	2.44%	2.45%	2.45%
Ratio of Net Investment Loss to Average Net Assets	(1.57)%	(1.15)%	(1.44)%	(1.61)%	(1.79)%
Portfolio Turnover	19.21%	76.98%	37.05%	26.36%	34.52%

* Per share net investment loss has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends, if any.

*** The Fund will impose a 2.00% redemption fee on shares redeemed within 5 days of purchase.

(a) The Fund's total return for the year ended November 30, 2013 would have been 32.19% if it had not received proceeds from securities litigations in the amount of $1,924,463.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

November 30, 2017

NOTE 1. ORGANIZATION

The TANAKA  Growth Fund (the "Fund") was  organized as a series of TANAKA Funds, Inc.,  a Maryland  corporation  (the  "Company")  on November 5, 1997;  the Fund commenced  operations  on December 30, 1998.  The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company.  The Fund's investment objective is to provide growth of capital. The Investment Advisor of the Fund is Tanaka Capital Management, Inc. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - There is no provision for federal income tax. The Fund intends to qualify each year as a "regulated investment company" under sub-chapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal or excise tax provision is required.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period.  Management has reviewed the tax positions taken on its 2014-2016 returns and expected to be taken in the Fund’s 2017 returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund identifies its major tax jurisdiction as U.S. Federal.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.   The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income less foreign taxes withheld is  recorded  on  the ex-dividend   date  and  interest  income  is  recorded  on  an  accrual  basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2017

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis.  The Fund intends to distribute its net realized long-term capital  gains and its net  realized  short-term capital  gains at least once a year.  Distributions to shareholders which are determined in accordance with income tax regulations and are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified  in the  components  of the net  assets  based  on  their  ultimate characterization  for federal  income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Warrants - The Fund can invest in warrants of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants permit net settlement for stock or cash. The Fund has no obligation to exercise the warrants and buy the stock.

Use of Estimates - The   preparation  of  financial   statements  in  conformity   with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and  assumptions  that affect the reported  amounts of assets and  liabilities  and disclosure of contingent  assets and liabilities at the date of the financial  statements  and the reported  amounts of increases and  decreases  in net  assets  from  operations  during the  reporting  period. Actual results could differ from those estimates.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2017

Cash and cash equivalents – The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents.  The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits.  The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

Reclassifications - The Fund has recorded a reclassification in the capital accounts. As of November 30, 2017, the Fund recorded permanent book/tax differences of $190,324 from net investment loss and $458 from accumulated net realized loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Subsequent Events - Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

NOTE 3. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board.

Fair Value Pricing – The Board of Directors has delegated to the Advisor responsibility for determining the value of the Fund’s portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.  The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculates its NAV as of the time those exchanges close.  However, the Fund may invest in securities on foreign exchanges or in illiquid or restricted securities.  Accordingly, there may be circumstances under which the Fund would hold a security that would need to be fair value priced.  Examples of when it would be likely that the Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security trades were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2017

the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available.  Accordingly, there is always the possibility that the Advisor’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2017

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (Domestic and Foreign common stock and warrants) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2.

The following table summarizes the inputs used to value the Fund's assets measured at fair value as of November 30, 2017:

Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 14,332,346	$ -	$ -	$ 14,332,346
Short-Term Investments	106,589	-	-	106,589
	$ 14,438,935	$ -	$ -	$ 14,438,935

*Industry classifications for these categories are detailed in the Schedule of Investments.

The Fund did not hold any Level 3 assets during the year ended November 30, 2017. There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Fund's policy to recognize transfers into and out of Levels at the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains the Advisor to manage the Fund's investments and act as Administrator to the Fund.  The Advisor was organized as a Delaware corporation in 1986.  Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor serve as director and officers of the Fund.

Under the terms of an Investment Advisory Agreement, (the "Advisory Agreement"), the Advisor manages the Fund's investments subject to approval by the Board.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.  For the year ended November 30, 2017, the Advisor earned

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2017

a fee of $148,484 from the Fund. The Advisor  has  contractually  agreed to waive all or a portion of its  management fees and/or reimburse the Fund for the expenses  it incurs,  but only to the extent  necessary to maintain  total annual operating expenses at 2.45% of the average daily net assets, through  November 30, 2017.  At November 30, 2017, the Fund owed the Advisor $11,314 for advisory fees.

The Fund has agreed that any operating expenses of the Fund reimbursed or waived by the Advisor shall be repaid to the Advisor by the Fund in the first, second and third fiscal years following the year ending November 30, if the total expenses for the Fund for each such year or years, after giving effect to the repayment, do not exceed 2.45% of the average daily net assets (or any lower expense limitation or limitations to which the Advisor may agree). As of November 30, 2017, the Advisor has recouped all previously waived fees.

Under the terms of the Administrative Agreement, the Advisor will provide administrative services which are necessary for the day-to-day operations of the Fund.  As compensation for the administrative services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund.  For the year ended November 30, 2017, the Advisor earned a fee of $14,948 from the Fund under the Administrative Agreement.  At November 30, 2017, the Fund owed the Advisor $1,263 for administrative fees.

The  Fund has  adopted  a plan  pursuant  to Rule  12b-1 under  the  Investment Company Act of 1940 for each class of shares  authorized  (each  such  plan,  a "Distribution  Plan"). The Fund is obligated to pay a fee computed and accrued daily at an annual rate of 0.25% of the average daily net assets. The 12b-1 fees are paid to securities dealers and other financial institutions and organizations as compensation for services in connection with sales of shares of the Fund. Total fees incurred under the Distribution Plan for the year ended November 30, 2017, were $37,121.  For the year ended November 30, 2017, the Advisor received 12b-1 fees of $22,398.  At November 30, 2017, the Fund owed $2,756 in 12b-1 fees, of which all is due to the Advisor.

NOTE 5. INVESTMENTS

For the year ended November 30, 2017, purchases and sales of investment securities, other than in-kind transfers, short-term investments and short-term government investments were as follows:

Amount
Purchases	$ 2,807,361
Sales	$ 4,196,419

NOTE 6. CAPITAL SHARES

The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund.  Capital stock par value and paid in capital at November 30, 2017, was $11,522,620.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2017

Capital share transactions for the years ended November 30, 2017 and 2016, respectively, were as follows:

	Year Ended 11/30/17		Year Ended 11/30/16
	Shares	$ Amount	Shares	$ Amount
Shares sold	11,899	$ 256,618	139,093	$ 3,069,436
In-Kind Transfers	-	-	2,713	57,153
Shares redeemed	(96,275)	(2,107,104)	(204,297)	(4,098,091)
Net decrease	(84,376)	$(1,850,486)	(62,491)	$ (971,502)

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 5 days after their purchase.  For the year ended November 30, 2017, no redemption fees were collected by the Fund from shareholder transactions.

NOTE 7.   TAX MATTERS

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of November 30, 2017, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$3,371,256
Capital Loss Carryforwards	(276,340)
Post-December Ordinary Losses	(215,708)
Total Distributable Earnings, Net	$2,879,208

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year.  As of November 30, 2017, the Fund elected to defer net capital losses and net ordinary losses as indicated in the charts below.

Post-October Losses		Post-December Losses
Deferred	Utilized	Deferred	Utilized
$ -	$ 3,455	$ 215,708	$ 173,325

As of November 30, 2017, the Fund has capital loss carryforwards available for federal income tax purposes as follows:

Long-term non-expiring	$ 94,900
Short-term non-expiring	$ 181,440
Total	$ 276,340

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2017

At November 30, 2017, the Fund had available for federal income tax purposes unused capital loss carryforwards of $276,340, which are available for offset against future capital gains, the use of a portion of which is limited by IRS regulations. To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. Capital loss carryforwards in the amount of $458 expired during the year ended November 30, 2017.

As of November 30, 2017, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities	$ 4,638,685
Gross unrealized depreciation on investment securities	(1,267,429)
Net unrealized appreciation on investment securities	$ 3,371,256

Tax Cost of investment securities *	$ 11,067,679

* Includes short-term investment.

No distributions were paid by the Fund for years ended November 30, 2017 and 2016.

NOTE 8.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of

TANAKA Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the TANAKA Growth Fund (the “Fund”), a series of the TANAKA Funds, Inc., including the schedule of investments in securities, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of November 30, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TANAKA Growth Fund, a series of the TANAKA Funds, Inc., as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

January 19, 2018

TANAKA GROWTH FUND

EXPENSE ILLUSTRATION

November 30, 2017 (UNAUDITED)

 Expense Example

As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of management fees; distribution and service (12b-1) fees; transaction fees such as redemption fees and ongoing costs; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2017 through November 30, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	June 1, 2017	November 30, 2017	June 1, 2017 to November 30, 2017

Actual	$1,000.00	$1,034.36	$11.93
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.34	$11.81

* Expenses are equal to the Fund's annualized expense ratio of 2.34%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

TANAKA GROWTH FUND

ADDITIONAL INFORMATION

November 30, 2017 (UNAUDITED)

The Fund’s Statement of Additional Information (SAI) includes additional information about the Directors and Officers and is available, without charge, upon request. You may call toll-free 1-877-4TANAKA to request a copy of the SAI or to make shareholder inquiries.

INVESTMENT ADVISORY AGREEMENT RENEWAL

At a meeting held on December 14, 2017, the Board considered the renewal of the Investment Advisory Agreement between the Fund and Tanaka Capital Management, Inc. (“TANAKA”) (the “IA Agreement”).  The Board began its review of the IA Agreement and discussed the Board’s responsibilities and considerations when reviewing the Agreement.  Independent Counsel (“Counsel”) advised the Board that there are five factors set forth by the SEC as minimum considerations, each of which must be visited when considering the renewal of the IA Agreement.  Counsel guided the Board through each consideration, including: (1) the nature, extent, and quality of the services to be provided by the investment advisor; (2) the investment performance of the fund and the investment advisor; (3) the costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of fund investors.

In addition to the five factors discussed above, and to further assist the Board in making its determination as to whether the IA Agreement should be renewed, the Board had requested and received the following information: a description of the Advisor’s business and any personnel changes, the Code of Ethics and insider trading policy, and a description of any material legal proceedings or securities enforcement proceedings regarding the Advisor and sub-advisors and their personnel. In addition, the Board requested and received financial statements from the Adviser for relevant periods, a description of the compensation received by the Advisor from the Fund both as aggregate and in relation to fees charged by other advisors to similar funds, information relating to the Advisor’s policies and procedures regarding best execution, trade allocation, and soft dollar arrangements.  The materials prepared by the Advisor were provided to the Board in advance of the meeting.

The Board considered the fees charged by the Advisor in light of the services provided to the Fund by the Advisor.  After full review of the materials presented and careful consideration, the Board, with the independent Directors separately concurring, agreed that the fees charged by the Advisor were fair and reasonable in light of the services provided to the Fund.

The Board then discussed the nature, extent and quality of the Advisor’s services to the Fund.  In particular, the Board noted with approval the Advisor’s commitment to maintaining certain targeted expense ratios for the Fund, its efforts in providing comprehensive and consistent investment management to the Fund, and its efforts to maintain ongoing regulatory compliance for the Fund.  The Board noted for the record that it reviewed, on a quarterly basis, performance and management reports relating to the Fund, and those prior reviews were incorporated into the Board’s current considerations.

TANAKA GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

November 30, 2017 (UNAUDITED)

The Board discussed the Advisors current fee structure and whether such structure would allow the Fund to realize economies of scale as they grow.  The Board noted that the Advisor had been subsidizing the Fund’s operations since its inception and that the Advisor had a contractual right to recover certain of those expenses before the overall fund expense ratios would decrease.  Accordingly, it would be premature of the Board to consider economies of scale.

The Board next considered the investment performance of the Fund and the Advisor’s performance.  The Board generally approved of the Fund’s performance.  The Board noted with approval the Advisor’s ongoing efforts to maintain such consistent investment discipline.  The Board also noted with approval that although the Adviser’s business was not devoted exclusively to serving the Fund, the Advisor did not appear to realize any extraordinary ancillary benefits or profits deriving from its relationship with the Fund.  Further considerations are discussed below.

1.

The nature, quality, and extent of services furnished by TANAKA, including:

(a)  That the breadth and the quality of investment advisory and other services being provided are satisfactory, as evidenced in part by the performance record of the Fund compared with the performance records of a peer group of comparable funds;

(b) That TANAKA has made significant expenditures in prior years to ensure that it has the systems and highly trained personnel necessary for it to be able to continue to provide quality service to the Fund’s shareholders, including the dedication of substantial resources to TANAKA’s investment and trading departments; and

(c) That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by TANAKA to the Fund, and has determined that TANAKA is charging fair, reasonable, and competitive fees.

(d) The risks assumed by TANAKA in providing investment advisory services to the Fund including the capital commitments which have been made in the past and which continue to be made by TANAKA to ensure the continuation of the highest quality of service to the Fund is made with the recognition that the Fund’s advisory relationship with TANAKA can be terminated at any time and must be renewed on an annual basis.

2.

The fairness of fee arrangements, including:

(a) That upon review of the advisory fee structures of the Fund in comparison with other similar funds, the level of investment advisory fees paid by the Fund is competitive;

TANAKA GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

November 30, 2017 (UNAUDITED)

(b) That the expense ratio of the Fund is generally competitive;

(c) That TANAKA has contractually agreed to impose expense limitations on the Fund at a cost to TANAKA; and

(d) That the advisory and other fees payable by the Fund to TANAKA are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived at solely from such arm’s-length negotiation.

(e) That the fees paid to TANAKA for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed funds, and to the extent that the fees of those accounts are lower, the reasons why such accounts are less costly for TANAKA to manage.

(f) The extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund’s fees reflect these economies of scale for the benefit of Fund shareholders.

3.

The costs borne by TANAKA in providing advisory services to the Fund and the profitability of TANAKA in light of the estimated profitability analysis which had been provided by TANAKA; and

4.

The benefits to TANAKA from serving as the Fund’s Advisor

After full discussion and consideration, and being no further questions or comments from the Board, the contract with the Adviser was renewed for another year.

TANAKA GROWTH FUND

DIRECTORS & OFFICERS

November 30, 2017 (UNAUDITED)

The following table provides information regarding each Director who is not an interested person of the Company, as defined in the 1940 Act.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
David M. Fox (69)	Director (since 1997)	President and CEO of David Fox & Associates, a television programming sales firm, since 2001.	None
Thomas R. Schwarz (81)	Director (since 1997)	Retired; President and COO of Dunkin Donuts, Inc. from 1966 to 1989; CEO of Grossmans, Inc. from 1989 to 1994.	TransAct Technologies, Inc.
Michael E. Nelson (56)[t]	Director (since 2007)	Senior Associate, CB Richard Ellis; Treasurer, Greenwich Audubon Society; Member, Real Estate Finance Association of Fairfield County; Member, Building Owners and Managers Association.	None
Jeffrey J. Cianci (59)[t]	Director (since 2017)	Partner and Managing Director at 41-North Securities	None

The following table provides information regarding each Director who is an interested person of the Company, as defined in the 1940 Act, and each officer of the Company.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Graham Y. Tanaka (69) *	Chairman, CEO and President (since 1997)	President of Tanaka Capital Management, Inc. since 1986.	TransAct Technologies, Inc.
Benjamin M. Bratt (25)	Treasurer, Secretary, CFO and CCO (since 2015)	Analyst at Tanaka Capital Management, Inc., Mutual Fund Services at Brown Brothers Harriman & Co.	None

* “Interested person”, as defined in the 1940 Act, of the Fund because of the affiliation with Tanaka Capital Management, Inc.

t At the Fund’s Board Meeting on December 14, 2017, Michael Nelson resigned his seat on the Board of Directors and Jeffrey J. Cianci was elected to the Board of Directors by the two independent Board members.

Each Director serves until the next annual meeting of shareholders or until his successor is duly elected. The Fund is not in a family of funds or a fund complex, and the only fund overseen by the Board is the Fund.

The address of each Director and Officer is c/o Tanaka Capital Management, Inc., 369 Lexington Avenue, 20th Floor, New York, New York 10017.

PROXY VOTING AND QUARTERLY PORTFOLIO SCHEDULE

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request (1) by calling the Fund at 1-877-4TANAKA and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on February 28 and August 31.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-4TANAKA.

DIRECTORS

Graham Y. Tanaka

David M. Fox

Thomas R. Schwarz

Michael E. Nelson

OFFICERS

Graham Y. Tanaka

Benjamin M. Bratt

INVESTMENT ADVISOR

Tanaka Capital Management, Inc.

369 Lexington Avenue, 20th Floor

New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

David Jones, Esquire

20770 Hwy 281 N, Suite 108-619

San Antonio, TX 78258

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

TRANSFER AGENT

AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Fund’s Statement of Additional Information includes additional information about the Fund and is available upon request at no charge by calling the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Mr. David Fox is an audit committee financial expert.  Mr. David Fox is independent for purposes of this Item 3.  He has acquired his attributes through education and experience.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2017

$ 13,700

FY 2016

$ 13,500

(b)

Audit-Related Fees

Registrant

Adviser

FY 2017

$ N/A

$N/A

FY 2016

$ N/A

$N/A

Nature of the fees:

(c)

Tax Fees

Registrant

Adviser

FY 2017

$ 2,200

$N/A

FY 2016

$ 2,200

$N/A

Nature of the fees:

(d)

All Other Fees

Registrant

Adviser

FY 2017

$ N/A

$N/A

FY 2016

$ N/A

$N/A

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Fund's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Fund if the engagement relates directly to the operations and financial reporting of the Fund, and (v) receive the auditor's specific representations as to their independence;

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

100%

N/A%

Tax Fees:

100%

N/A%

All Other Fees:

N/A  %

N/A%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2017

$ 2,200

$  0

FY 2016

$ 2,200

$  0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TANAKA Funds, Inc.

By      /s/ Graham Tanaka

*

       Graham Tanaka, President

Date     January 31, 2018

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By     /s/ Graham Tanaka

*

       Graham Tanaka, President

Date     January 31, 2018

By    /s/ Benjamin Bratt

*

       Benjamin Bratt, Chief Financial Officer

Date     January 31, 2018

* Print the name and title of each signing officer under his or her signature.